Exhibit 3

LIMITED POWER OF ATTORNEY

I, Michael Dorrell, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 21 day of May, 2012.

/s/ Michael Dorrell
Name (please print): Michael Dorrell

LIMITED POWER OF ATTORNEY

I, Murray Edward Bleach, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 21 day of May, 2012.

/s/ Murray Edward Bleach
Name (please print): Murray Edward Bleach

LIMITED POWER OF ATTORNEY

I, Peter Bruce, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 22 day of May, 2012.

/s/ Peter Bruce
Name (please print): Peter Bruce

LIMITED POWER OF ATTORNEY

I, Michael Coulton, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 21 day of May, 2012.

/s/ Michael Coulton
Name (please print): Michael Coulton

LIMITED POWER OF ATTORNEY

I, Henry Dietrich, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 19 day of May, 2012.

/s/ Henry M. Dietrich
Name (please print): Henry M. Dietrich

LIMITED POWER OF ATTORNEY

I, Melissa Bridgeford Doering, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 23 day of May, 2012.

/s/ Melissa Bridgeford Doering
Name (please print): Melissa Bridgeford Doering

LIMITED POWER OF ATTORNEY

I, Richard Dunn, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 19 day of May, 2012.

/s/ Richard Dunn
Name (please print): Richard Dunn

FORM ID, SECTION 13(d), SECTION 13(g) and SECTION 16

POWER OF ATTORNEY

THE GLIKBARG REVOCABLE TRUST (the “Trust”), does hereby constitute and appoint David I. Meyers, Coburn R. Beck and Seth A. Winter, as the Trust’s true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for the Trust and in its name and on its behalf, to (i) prepare, execute in its name and on its behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including any necessary amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the Trust to make electronic filings with the SEC; (ii) prepare, execute and file any and all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable the Trust to comply with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), Section 13(g) of the Exchange Act, or any rule or regulation of the SEC in respect thereof (collectively, “Sections 13(d) and 13(g)”); and (iii) prepare, execute and file any and all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable the Trust to comply with Section 16 of the Exchange Act or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

The Trust does hereby ratify and confirm all acts the Trust’s said attorneys shall do or cause to be done by virtue hereof, and does hereby acknowledge that the foregoing attorneys-in-fact, serving in such capacity at the Trust’s request, are not assuming any of the Trust’s responsibilities to comply with Sections 13(d) and 13(g), or Section 16, or any rules or regulations of the SEC in respect thereof.

This power of attorney shall remain in full force and effect until it is revoked by the Trust in a signed writing delivered to each such attorney-in-fact or the Trust is no longer required to comply with Sections 13(d) and 13(g), or with Section 16, whichever occurs first.

WITNESS the execution hereof this 23 day of May, 2012.

GLIKBARG REVOCABLE TRUST

By:	/s/ Steve Glikbarg, attorney-in-fact for William Glikbarg
Steve Glikbarg, attorney-in-fact for William Glikbarg
Trustee

FORM ID, SECTION 13(d), SECTION 13(g) and SECTION 16

POWER OF ATTORNEY

R N GOLD & CO, INC. PROFIT SHARING PENSION TRUST, (the “Trust”), does hereby constitute and appoint David I. Meyers, Coburn R. Beck and Seth A. Winter, as the Trust’s true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for the Trust and in its name and on its behalf, to (i) prepare, execute in its name and on its behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including any necessary amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the Trust to make electronic filings with the SEC; (ii) prepare, execute and file any and all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable the Trust to comply with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), Section 13(g) of the Exchange Act, or any rule or regulation of the SEC in respect thereof (collectively, “Sections 13(d) and 13(g)”); and (iii) prepare, execute and file any and all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable the Trust to comply with Section 16 of the Exchange Act or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

The Trust does hereby ratify and confirm all acts the Trust’s said attorneys shall do or cause to be done by virtue hereof, and does hereby acknowledge that the foregoing attorneys-in-fact, serving in such capacity at the Trust’s request, are not assuming any of the Trust’s responsibilities to comply with Sections 13(d) and 13(g), or Section 16, or any rules or regulations of the SEC in respect thereof.

This power of attorney shall remain in full force and effect until it is revoked by the Trust in a signed writing delivered to each such attorney-in-fact or the Trust is no longer required to comply with Sections 13(d) and 13(g), or with Section 16, whichever occurs first.

WITNESS the execution hereof this 22nd day of May, 2012.

R N GOLD & CO, INC. PROFIT SHARING PENSION TRUST

By:	/s/ Richard N. Gold, TTEE
Richard N. Gold
Trustee

FORM ID, SECTION 13(d), SECTION 13(g) and SECTION 16

POWER OF ATTORNEY

MEYER & DOREEN LUSKIN FAMILY TRUST (the “Trust”), does hereby constitute and appoint David I. Meyers, Coburn R. Beck and Seth A. Winter, as the Trust’s true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for the Trust and in its name and on its behalf, to (i) prepare, execute in its name and on its behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including any necessary amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the Trust to make electronic filings with the SEC; (ii) prepare, execute and file any and all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable the Trust to comply with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), Section 13(g) of the Exchange Act, or any rule or regulation of the SEC in respect thereof (collectively, “Sections 13(d) and 13(g)”); and (iii) prepare, execute and file any and all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable the Trust to comply with Section 16 of the Exchange Act or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

The Trust does hereby ratify and confirm all acts the Trust’s said attorneys shall do or cause to be done by virtue hereof, and does hereby acknowledge that the foregoing attorneys-in-fact, serving in such capacity at the Trust’s request, are not assuming any of the Trust’s responsibilities to comply with Sections 13(d) and 13(g), or Section 16, or any rules or regulations of the SEC in respect thereof.

This power of attorney shall remain in full force and effect until it is revoked by the Trust in a signed writing delivered to each such attorney-in-fact or the Trust is no longer required to comply with Sections 13(d) and 13(g), or with Section 16, whichever occurs first.

WITNESS the execution hereof this 22 day of May, 2012.

MEYER & DOREEN LUSKIN FAMILY TRUST

By:	/s/ Meyer Luskin, Ttee
Meyer Luskin
Trustee

LIMITED POWER OF ATTORNEY

I, Kenneth Friedman, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 22 day of May, 2012.

/s/ Kenneth Friedman
Name (please print): Kenneth Friedman

LIMITED POWER OF ATTORNEY

We, Asami Ishimaru and Craig Linden, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter our true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for us and in our name(s) and on our behalf as shareholders of JBI, Inc., to prepare, execute in our name and on our behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling us to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable us to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable us to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

We do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. We acknowledge that the foregoing attorneys-in-fact, serving in such capacity at our request, are not assuming, nor is JBI, Inc. assuming, any of our responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 22 day of May, 2012.

/s/ Asami Ishimaru
Name (please print): Asami Ishimaru

/s/ Craig Linden
Name (please print): Craig Linden

LIMITED POWER OF ATTORNEY

I, Samuel May, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 22 day of May, 2012.

/s/ Samuel May
Name (please print): Samuel May

FORM ID, SECTION 13(d), SECTION 13(g) and SECTION 16

POWER OF ATTORNEY

MORENO ENERGY, INC., a corporation incorporated in the State of Texas (the “Corporation”), does hereby constitute and appoint David I. Meyers, Coburn R. Beck and Seth A. Winter, as the Corporation’s true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for the Corporation and in its name and on its behalf, to (i) prepare, execute in its name and on its behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including any necessary amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the Corporation to make electronic filings with the SEC; (ii) prepare, execute and file any and all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable the Corporation to comply with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), Section 13(g) of the Exchange Act, or any rule or regulation of the SEC in respect thereof (collectively, “Sections 13(d) and 13(g)”); and (iii) prepare, execute and file any and all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable the Corporation to comply with Section 16 of the Exchange Act or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

The Corporation does hereby ratify and confirm all acts the Corporation’s said attorneys shall do or cause to be done by virtue hereof, and does hereby acknowledge that the foregoing attorneys-in-fact, serving in such capacity at the Corporation’s request, are not assuming any of the Corporation’s responsibilities to comply with Sections 13(d) and 13(g), or Section 16, or any rules or regulations of the SEC in respect thereof.

This power of attorney shall remain in full force and effect until it is revoked by the Corporation in a signed writing delivered to each such attorney-in-fact or the Corporation is no longer required to comply with Sections 13(d) and 13(g), or with Section 16, whichever occurs first.

WITNESS the execution hereof this 22 day of May, 2012.

MORENO ENERGY, INC.

By:	/s/ Fred Fox Benton, III
Fred Fox Benton, III
President

LIMITED POWER OF ATTORNEY

I, Duncan Murdoch, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 22 day of May, 2012.

/s/ Duncan Murdoch
Name (please print): Duncan Murdoch

LIMITED POWER OF ATTORNEY

I, Sherwin Scott, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 21 day of May, 2012.

/s/ Sherwin Scott
Name (please print): Sherwin Scott

LIMITED POWER OF ATTORNEY

I, Luke Taylor, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 22 day of May, 2012.

/s/ Luke Taylor
Name (please print): Luke Taylor

LIMITED POWER OF ATTORNEY

I, Trent D. Vichie, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 22 day of May, 2012.

/s/ Trent Vichie
Name (please print): Trent Vichie

LIMITED POWER OF ATTORNEY

I, Lawrence Weinstein, do hereby constitute and appoint David I. Meyers, Coburn R. Beck, and Seth A. Winter my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a shareholder of JBI, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including (i) a Form ID, including any necessary amendments thereto and any other documents necessary or appropriate to obtain codes and passwords enabling me to make electronic filings with the SEC, (ii) a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 13”), and (iii) all forms, instruments or documents, including any necessary amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 16 of the Securities Exchange Act of 1934 or any rule or regulation of the SEC in respect thereof (collectively, “Section 16”).

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is JBI, Inc. assuming, any of my responsibilities to comply with Section 13 or Section 16.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13 and Section 16, whichever occurs first.

WITNESS the execution hereof this 15 day of May, 2012.

/s/ Lawrence A. Weinstein
Name (please print): Lawrence A. Weinstein